UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23651

BNY Mellon Alcentra Opportunistic Global Credit Income Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/2022

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Alcentra Opportunistic Global Credit Income Fund

ANNUAL REPORT September 30, 2022

BNY Mellon Alcentra Opportunistic Global Credit Income Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

As of September 30, 2022, BNY Mellon Alcentra Opportunistic Global Credit Fund (the “fund”) had no operating history. Although the fund was organized to offer two classes of shares, designated as Institutional Shares and Class A-1 Shares, as of September 30, 2022, neither share class was being offered and all of the fund’s assets, which consists solely of seed capital invested by an affiliate of BNY Mellon Investment Adviser, Inc., were uninvested. As a result, as of September 30, 2022, there was no reportable fund performance. Effective on or about November 28, 2022, the fund is expected to liquidate. See Note 3- Subsequent Events.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

Value
Assets ($):
Cash	100,000
100,000
Liabilities ($):
-
Net Assets ($)	100,000
Composition of Net Assets ($):
Common Shares of Beneficial Interest, unlimited shares authorized, par value $.001 per share (8,000 shares issued and outstanding)	8
Paid-in capital	99,992
Net Assets ($)	100,000

Institutional Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	8,000
Net Asset Value Per Share ($)	12.50

See notes to financial statements.

STATEMENT OF OPERATIONS
From October 7, 2021 (effective date) through September 30, 2022†

Investment Income ($):
Interest Income	-
Expenses:
Professional fees	33,043
Registration fees	30,449
Shareholders’ reports	3,296
Miscellaneous	3,351
Total Expenses	70,139
Less—reduction in expenses due to undertaking—Note 2(a)	(70,139)
Net Expenses	-
Net Investment Income, representing net increase in net assets resulting from operations	-

† The effective date is defined as the date the fund’s registration statement was declared effective by the Securities and Exchange Commission.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
From October 7, 2021 (effective date) through September 30, 2022†

Operations ($):
Net Investment Income, representing net increase in net assets resulting from operations	-
Net Assets ($):
Beginning of Period	100,000
End of Period	100,000
Capital Share Transactions (Shares):
Initial Shares	8,000

† The effective date is defined as the date the fund’s registration statement was declared effective by the Securities and Exchange Commission.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period indicated. All information reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Period Ended
Institutional Shares	September 30, 2022[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Net investment income[b]	-
Net realized and unrealized gain (loss) on investments	-
Net asset value, end of period	12.50
Total Return (%)	-[c]
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	71.31[d]
Ratio of net expense to average net assets	-[d]
Ratio of net investment income to average net assets	-[d]
Net Assets, end of period ($ x 1,000)	100

a From October 7, 2021 (effective date) to September 30, 2022.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Alcentra Opportunistic Global Credit Income Fund (the “fund”) is a non-diversified, closed-end management investment company that continuously offers its common shares of beneficial interest, $.001 par value per share (“Shares”), and operates as an “interval fund”. The fund was organized to offer two classes of shares designated as Institutional Shares and Class A-1 Shares. As of September 30, 2022 the fund had 8,000 Institutional. As of September 30, 2022 neither Institutional or Class A-1 Share were being offered.

The fund was organized as a Maryland statutory trust on March 29, 2021. The fund’s Institutional Shares became effective with the Securities and Exchange Commission (the “SEC”) on October 7, 2021 and the fund’s Class A-1 Shares became effective with the SEC on December 13, 2021.

The fund’s investment objective is to seek to provide total return consisting of high current income and capital appreciation. There is no assurance the fund will achieve its investment objective. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), serves as the fund’s sub-adviser.

The fund is an “interval fund,” a type of fund that, to provide liquidity to holders of its Shares, conducts quarterly repurchase offers for between 5% and 25% of its then outstanding Shares at net asset value per Share. The fund currently expects to conduct quarterly repurchase offers for 5% of its then outstanding Shares under ordinary circumstances.

The fund has no operating history. The Shares will not be listed for trading on any securities exchange. Accordingly, there is currently no secondary market for the Shares and the fund does not expect any secondary market to develop for its Shares. Even though the fund intends to conduct quarterly repurchase offers for its outstanding Shares (currently expected to be for 5% per quarter), investors should consider the Shares to be an illiquid investment.

The Shares are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund, although the fund will periodically offer to repurchase Shares pursuant to its fundamental share repurchase policy described in the fund’s prospectus. Repurchase offers may be oversubscribed, with the result that investors may only be able to have a portion of their Shares repurchased in connection with any repurchase offer.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund offers two classes of Shares designated as Institutional Shares and Class A-1 Shares, and may offer additional classes of Shares in the future. The fund has received an exemptive order from the SEC to issue multiple classes of Shares and to, among other things, impose asset-based distribution fees and early-withdrawal fees. The net asset values of Institutional Shares and Class A-1 shares were designed to vary over time as a result of the differing fees and expenses applicable to each class of Shares and different inception dates.

Institutional Share were designed to be offered daily at the net asset value per Institutional, while Class A-1 Shares were designed to be offered daily at net asset value per Class A-1 Share plus an applicable sales load. The fund and BNY Mellon Securities Corporation, the fund’s distributor (the “Distributor”), reserve the right to reject a purchase order for any reason.

As of September 30, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon and an affiliate (the “Affiliate”) of the Advisor, owns 100% of the outstanding Shares. As such the Affiliate was in a position to exercise significant influence on the outcome of any matter put to a vote of the Shareholders. This ownership will fluctuate as other investors subscribe for Shares and the fund repurchases Shares in connection with quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that the Affiliate will, for the foreseeable future, either control the fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.

In addition, the Affiliate may seek, over time, to have some or all of its Shares repurchased by the fund in order to comply with regulatory restrictions applicable to U.S. banking entities, such as BNY Mellon, and their affiliates. Any repurchases, which may be subject to the fund’s ability to effect involuntary repurchases of its Shares, will be conducted in accordance with applicable law and the fund’s Declaration of Trust and By-Laws and subject to approval by the fund’s Board of Trustees (the “Board”).

Costs incurred in connection with the organization and initial offering of the fund were paid directly by the Adviser and are not subject to reimbursement by the fund. Organization and offering costs in the amount of $616,184 were incurred by the Advisor in the period prior to October 7, 2021.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund may enter into contracts that contain a variety of indemnifications, where its maximum exposure may be unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Certain of the fund’s investments will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation.

Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

As of September 30, 2022 the fund’s investing activities had not commenced and the fund held no investments. As such, this report has omitted a Statement of Investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: An investment in the fund is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in Shares represents an indirect investment in the credit instruments and other investments and assets owned by the fund. The value of the fund’s portfolio investments may move up or down, sometimes rapidly and unpredictably. The value of the instruments in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity,

NOTES TO FINANCIAL STATEMENTS (continued)

credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent that the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Credit Risk: The fund may invest primarily in credit instruments, which are subject to credit risk. Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and the fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Because the fund generally expects to invest a significant portion of its Managed Assets (as defined below) in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of investment grade instruments, which may reduce the fund’s net asset value.

Floating Rate Loan Risk: The fund may invest in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade quality, and inherently speculative. In the event of the bankruptcy or insolvency of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the borrower’s loan.

Collateralized Debt Obligations Risk: The fund may invest in Collateralized Debt Obligations (“CDO”), including CLOs. CDOs may be thinly traded or have a limited trading market. CDOs, such as CLOs, are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments discussed herein, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO or CDO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Direct Lending Risk: The fund may directly originate loans as part of its Direct Lending Strategy. The Direct Lending Strategy seeks to generate attractive returns by lending to “middle market” businesses. Investing in middle market companies involves a number of significant risks, including but not limited to the following: (i) they may have limited financial resources and may be unable to meet their debt obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the fund’s realizing any guarantees the fund may have obtained in connection with an investment; (ii) they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the issuer; (iv) they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; (v) changes in laws and regulations,

NOTES TO FINANCIAL STATEMENTS (continued)

as well as their interpretations, may adversely affect the business, financial structure or prospects of middle market companies; and (vi) they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

There also is generally little public information about privately-held middle market companies. These middle market companies and their financial information generally are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and other regulations that govern public companies, and the fund may be unable to uncover all material information about these companies, which may prevent the Sub-Adviser from making a fully informed investment decision and cause the fund to lose money on its investments.

(e) Dividends and distributions to Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional Shares of the fund, unless such Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, Shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund Shares in the open market and reinvest those Shares accordingly.

(f) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

(g) Share repurchases: As disclosed in its prospectus, the fund is an “interval fund,” a type of fund that, to provide liquidity to holders of its Shares, conducts quarterly repurchase offers for between 5% and 25% of its then outstanding Shares at net asset value per Share. The fund currently expects to conduct quarterly repurchase offers for 5% of its then outstanding Shares under ordinary circumstances. Quarterly repurchase offers generally are expected to occur in the months of January, April, July and October. Notification of each quarterly repurchase offer will be made available to Shareholders at least 21 calendar days, but not more than 42 calendar days, before the Repurchase Request Deadline (i.e., the date by which Shareholders must tender their Shares in response to a repurchase offer). The notice will set forth (i) the percentage of Shares the fund will repurchase; (ii) the Repurchase Request Deadline and other terms of the offer to repurchase; and (iii) the procedures for Shareholders to follow to request a repurchase or withdraw or modify a repurchase request prior to the Repurchase Request Deadline.

During the period, the fund conducted three quarterly share repurchase offers. The share repurchase offers were initiated on January 10, 2022, April 8, 2022 and July 8, 2022 and expired on January 31, 2022, April 29, 2022, and July 29, 2022. No shares were tendered.

NOTE 2—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a Management Agreement with the Adviser and following the initial public offering of the fund’s shares, the fund has agreed to pay the Adviser a monthly management fee computed at the annual rate of 1.25% of the average daily value of the fund’s Managed Assets. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred shares of beneficial interest or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with GAAP. The fee for the period from the date of the commencement of the initial public sale of the fund’s shares to the end of the month during which such sale shall have been commenced shall be pro-rated according to the proportion which such period bears to

NOTES TO FINANCIAL STATEMENTS (continued)

the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. As there has been no public shares, there has been no management fee incurred. During the period ended September 30, 2022, the fund did not pay a management fee as the fund was not operational.

The Adviser has contractually agreed, from October 7, 2021 through December 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the fund’s direct expenses (excluding distribution fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, expenses related to litigation and potential litigation, investment expenses (such as fees and expenses of outside legal counsel or third-party consultants, due diligence-related fees, third party valuation firms and other costs, expenses and liabilities with respect to consummated and unconsummated investments) and extraordinary expenses) do not exceed 2.00% of the average daily value of the fund’s Managed Assets. On or after December 31, 2022, the Adviser may terminate this expense limitation agreement at any time. In addition, the Adviser has agreed to pay all of the fund’s organizational expenses and initial offering expenses. The reduction in expenses, pursuant to the undertaking, amounted to $70,139 during the period ended September 30, 2022. The waiver/expense assumption agreement is voluntary and not contractual, and can be terminated at any time.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser has agreed to pay from its management fee paid by the fund a monthly sub-advisory fee to the Sub-Adviser computed at the annual rate of .625% of the value of the fund’s Managed Assets.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2022, the fund was not charged pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Subsequent Events:

The fund conducted a quarterly share repurchase offer for up to 5% of its issued and outstanding Shares, which commenced on October 7, 2022 and expired at 4:00 p.m. Eastern time on October 31, 2022. No Shares were tendered.

Prior to November 1, 2022 (the “Closing Date”), the Sub-Adviser was a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser and served as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

On the Closing Date, BNY Mellon’s sale of the Sub-Adviser to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, was completed.

As a result of the sale of the Sub-Adviser (the “Transaction”), there was a “change in control” of the Sub-Adviser, which effected an assignment and automatic termination of the Prior Sub-Advisory Agreement, pursuant to its terms and the applicable provisions of the Act, as of the Closing Date. Consequently, the fund’s Board and the fund’s shareholder approved a new sub-investment advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser, with respect to the fund.

There will be no increase in the advisory fee payable by the fund to the Advisor as a consequence of the Transaction and the sub-advisory fee payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreement is the same as that payable by the Adviser to the Sub-Adviser under the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement is substantially similar in material respects to the Prior Sub-Advisory Agreement and the fund’s investment strategy and management policies currently are not expected to change in connection with the implementation of the New Sub-Advisory Agreement.

At a Special Meeting of the Board of Trustees of the fund held on November 22, 2022, the Board approved, subject to shareholder approval, a Plan of Liquidation and Dissolution (the “Plan”) with respect to the fund. The Plan provides for the liquidation of the fund’s assets, the distribution of the proceeds therefrom to the fund’s sole shareholder and the winding up of the fund’s affairs (the “Liquidation”). Effective

NOTES TO FINANCIAL STATEMENTS (continued)

November 22, 2022, the sole shareholder approved the Plan. The Liquidation is expected to occur on or about November 28, 2022.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Alcentra Opportunistic Global Credit Income Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Alcentra Opportunistic Global Credit Income Fund (the Fund) as of September 30, 2022, the related statements of operations and change in net assets for the period from October 7, 2021 (Effective Date) through September 30, 2022, and the related notes (collectively, the financial statements) and the financial highlights for period from October 7, 2021 through September 20, 2022. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations, the changes in its net assets, and financial highlights for the period from October 7, 2021 through September 30, 2022, in conformity with U.S. generally accepted accounting principles.

Subsequent Event

As discussed in Note 4 to the financial statements, at a special meeting of the Board of Trustees of the fund on November 22, 2022, the Board approved, subject to shareholder approval, a Plan of Liquidation and Dissolution (the “Plan”) with respect to the Fund.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with custodians. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 23, 2022

INFORMATION ABOUT THE APPROVAL OF THE FUND’S NEW SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on August 4, 2022 (the “August Meeting”), the Board considered and approved a new sub-investment advisory agreement (the “New Sub-Advisory Agreement”) between the fund’s investment adviser, BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”), on behalf of the fund, and Alcentra NY, LLC (“Alcentra NY”), the fund’s sub-investment adviser, pursuant to which Alcentra NY would continue to provide day-to-day management of the fund’s portfolio, and agreed to recommend that the sole shareholder of the fund approve the New Sub-Advisory Agreement. Alcentra NY currently provides day-to-day management of the fund’s portfolio pursuant to a sub-investment advisory agreement (the “Current Sub-Advisory Agreement”) between BNYM Adviser, on behalf of the fund, and Alcentra NY. Alcentra NY is a subsidiary of Alcentra Group Holdings, Inc. (together with Alcentra NY, “Alcentra”), which then was an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), the parent company of BNYM Adviser. At the August Meeting, representatives of BNYM Adviser stated that, in May 2022, BNY Mellon entered into a definitive agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, pursuant to which Franklin Templeton will, subject to certain regulatory approvals and satisfaction of other conditions, acquire Alcentra (the “Transaction”). They noted that the Transaction was expected to be completed during the fourth quarter of 2022 (the “Closing Date”), at which time Alcentra NY will become a subsidiary of Franklin Templeton and there will be a “change in control” of Alcentra NY, which will effect an assignment and automatic termination of the Current Sub-Advisory Agreement, pursuant to its terms and the applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). To enable Alcentra NY to continue to provide day-to-day management of the fund’s investments after the automatic termination of the Current Sub-Advisory Agreement, the Board members present in person at the August Meeting, including a majority of the Board members who are not “interested persons” (as that term is defined in the 1940 Act) of the fund (“Independent Board Members”), unanimously approved the New Sub-Advisory Agreement, subject to approval of the sole shareholder of the fund, effective as of the Closing Date.

The Current Sub-Advisory Agreement was most recently approved by the Board at the fund’s organization meeting held August 5, 2021 (the “15(c) Meeting”). At the 15(c) Meeting, the Independent Board Members requested and received information from BNYM Adviser and Alcentra NY they deemed reasonably necessary for their review of the Current Sub-Advisory Agreement and the performance and services to be provided by Alcentra NY. The information received by the Board included information related to the fees to be paid by the fund to BNYM Adviser and by BNYM Adviser to Alcentra NY, among other items, in accordance with Section 15(c) of the 1940 Act. Management believed that there were no material changes to the information presented at the 15(c) Meeting relevant to the Board’s consideration of the New Sub-Advisory Agreement, other than the information about the Transaction, Alcentra NY, Alcentra Group

Holdings, Inc. and Franklin Templeton. The Board noted that the fund had not commenced investment operations since the 15(c) meeting.

In connection with the August Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and BNYM Adviser and Alcentra NY provided, materials relating to the Transaction, Alcentra NY, Alcentra Group Holdings, Inc. and Franklin Templeton in connection with the Board’s consideration of whether to approve the New Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Alcentra NY, as well as information regarding Alcentra Group Holdings, Inc. and its business activities, personnel and affiliates. The Board noted that BNYM Adviser and Alcentra NY represented that there would be no diminution in the nature, extent or quality of the services provided to the fund in connection with the implementation of the New Sub-Advisory Agreement. Accordingly, the Board also considered information presented to them at the 15(c) Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act. It was noted that the Transaction would comply with Section 15(f) of the 1940 Act in that 75% or more of the Board was comprised of Independent Board Members and would remain so for three years following the Closing Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the fund by Alcentra NY during the two-year period following the Closing Date.

In voting to approve the New Sub-Advisory Agreement, the Board considered whether the approval of the agreement would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Board Members were represented by legal counsel that is independent of BNYM Adviser and Alcentra NY in connection with their consideration of approval of the New Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Board Members in executive session during which such independent legal counsel provided guidance and a written description to the Independent Board Members of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements. Based on their discussions and considerations described below, the Board, including a majority of the Independent Board Members, approved the New Sub-Advisory Agreement, subject to the approval of the fund’s sole shareholder.

Nature, Extent and Quality of Services to be Provided under the New Sub-Advisory Agreement. In examining the nature, extent and quality of the services to be provided by Alcentra NY to the fund under the New Sub-Advisory Agreement, the Board considered (i) Alcentra NY’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) Alcentra NY’s expertise in providing portfolio management services; (iii) Alcentra NY’s investment strategy for the fund; and (iv) Alcentra NY’s compliance program. The Board specifically took into account that there were currently no long-term or short-term plans to make changes to the investment policies, strategies or objective of the fund, or to the status of Chris Barris and Kevin Cronk as primary portfolio managers of the fund, as a result of the Transaction or in

INFORMATION ABOUT THE APPROVAL OF THE FUND’S NEW SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

connection with the implementation of the New Sub-Advisory Agreement. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the fund by Alcentra NY, and the fact that existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction. The Board also considered the financial resources that will be available to Alcentra NY. The fund’s Chief Compliance Officer discussed the compliance infrastructure of the fund following the Transaction. The Board also discussed the acceptability of the terms of the New Sub-Advisory Agreement.

The Board concluded that the fund will continue to benefit from the quality and experience of Alcentra NY’s investment professionals, specifically including Messrs. Barris and Cronk, who will continue to provide services to the fund after the Transaction. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by Alcentra NY.

Fund Investment Performance. As the fund had not yet commenced operations, the Board was not able to review the fund’s performance.

The Board members discussed with representatives of BNYM Adviser and Alcentra NY that the investment strategies to be employed by Alcentra NY in the management of the fund’s assets are currently expected to remain the same under the New Sub-Advisory Agreement. The Board also considered the fact that existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the New Sub-Advisory Agreement.

Management Fee and New Sub-Advisory Fee and Expense Ratio. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by BNYM Adviser, as is the case under the Current Sub-Advisory Agreement, and, thus, would not impact the fees paid by the fund. At the 15(c) Meeting, the Board reviewed comparisons of the fund’s proposed management fee and the anticipated expense ratio for each class of shares to the management fees and expense ratios of “Comparison Groups” comprised of the Fund and other leveraged and leverage-allowed interval closed-end funds that were independently prepared by Broadridge Financial Solutions, Inc., (“Broadridge”), an independent provider of investment company data. The Board also reviewed comparisons of the fund’s proposed management fee and the anticipated expense ratio for each class of shares to the management fees and expense ratios of all other leveraged and leverage-allowed interval closed-end global income funds, high yield funds, general bond funds and loan participation funds, excluding outliers (the “Comparison Universe”). The Board concluded that the fees to be paid to BNYM Adviser were appropriate under the circumstances and in light of the factors and the totality of the services to be provided.

At the August Meeting, the Board considered the proposed fee payable to Alcentra NY under the New Sub-Advisory Agreement in relation to the fee to be paid to BNYM Adviser by the fund and the respective services to be provided by Alcentra NY and BNYM Adviser. The Board noted that the proposed fee would be the same as that payable under the Current Sub-Advisory Agreement and that the proposed fee would be paid by BNYM Adviser, as is the case under the Current Sub-Advisory Agreement, and, thus, would not impact the fees paid by the fund. The Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s management fee and the anticipated expense ratio for each class of shares to the management fees and expense ratios of Comparison Groups and Comparison Universe. The Board determined that the advisory fees and other anticipated expenses continued to be reasonable in light of the nature, extent and quality of the services to be provided to the fund under the Management Agreement and New Sub-Advisory Agreement. The Board concluded that the proposed fee payable by BNYM Adviser to Alcentra NY in its capacity as sub-investment adviser was reasonable and appropriate.

Profitability and Economies of Scale. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement. At the 15(c) Meeting, as the fund had not yet commenced operations, representatives of the Adviser were not able to review the actual dollar amount of expenses allocated and profit received by the Adviser, or any economies of scale. However, representatives of the Adviser reviewed an analysis showing projected profit to be received by the Adviser and its affiliates and the resulting profitability percentage anticipated to be received by the Adviser and its affiliates for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the projected profitability was not excessive, given the services anticipated to be rendered and service levels anticipated to be provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates.

At the August Meeting, the Board noted that because Alcentra NY would no longer be an affiliate of BNYM Adviser after the Closing Date, the fee payable to Alcentra NY by BNYM Adviser under the New Sub-Advisory Agreement would have the effect of potentially reducing BNYM Adviser’s profitability with respect to the fund. The Board, therefore, determined that BNYM Adviser’s expected profitability should not be excessive in light of the nature, extent and quality of the services to be provided to the fund after the Transaction. Consideration of profitability with respect to Alcentra NY was not relevant to the Board’s determination to approve the New Sub-Advisory Agreement.

The Board recognized that, because the proposed fee payable under the New Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the

INFORMATION ABOUT THE APPROVAL OF THE FUND’S NEW SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Board’s consideration of the Management Agreement. At the 15(c) Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the August Meeting, the Board concluded that no material impact to the analysis of economies of scale is expected as a result of the Transaction and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

Other Benefits to Alcentra NY. At the August Meeting, the Board considered potential benefits to Alcentra NY from acting as sub-investment adviser and noted that no such ancillary benefits were indicated. At the August Meeting, the Board also considered the benefits to be received by BNY Mellon and Alcentra NY as a result of the Transaction and determined that any such ancillary benefits were reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved the New Sub-Advisory Agreement for the fund.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (2021)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2021)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (72)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (76)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (2021)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since October 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since October 2021.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since October 2021 and Vice President and Assistant Secretary since October 2021.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since October 2021 and Secretary since October 2021.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since October 2021.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since October 2021.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since October 2021.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since October 2021.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since October 2021.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since October 2021.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since October 2021.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2021.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

OFFICERS AND TRUSTEES
BNY Mellon Alcentra Opportunistic Global Credit Income Fund

240 Greenwich Street
New York, NY 10286

Trustees	Officers (continued)
Independent Board Members:	Assistant Treasurers (continued)
Joseph S. DiMartino, Chairman	Robert Salviolo
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Chief Compliance Officer
Kenneth A. Himmel	Joseph W. Connolly
Roslyn M. Watson	Portfolio Managers
Benaree Pratt Wiley	Chris Barris
Interested Board Member:	Kevin Cronk
Bradley Skapyak	Ross Curran
Officers
President
David DiPetrillo	Adviser
Chief Legal Officer	BNY Mellon Investment Adviser, Inc.
Peter M. Sullivan	Sub-Adviser
Vice President and Secretary	Alcentra NY, LLC
James Bitetto	Custodian
Vice Presidents and Assistant Secretaries	The Bank of New York Mellon
Deirdre Cunnane	Counsel
Sarah S. Kelleher	Proskauer Rose LLP
Jeff Prusnofsky	Transfer Agent, Registar and
Amanda Quinn	Dividend Disbursing Agent
Vice Presidents	BNY Mellon Transfer, Inc.
Daniel Goldstein	Initial SEC Effective Date
Joseph Martella	10/7/2021
Treasurer
James Windels
Assistant Treasurers
Gavin C. Reilly

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For More Information

BNY Mellon Alcentra Opportunistic Global Credit Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Alcentra NY, LLC

200 Park Avenue

New York, New York 10166

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, New York 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar & Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, New York 10286

Ticker Symbols:	Institutional: BAOIX Class A-1: BAOAX

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0823AR0922

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 0 in 2021 and $16,090 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2021 and $6,090 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2021 and $0 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2021 and $0 in 2022.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $ 0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2021 and $3,945,012 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Andrew J. Donohue, Kenneth A. Himmel, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SUMMARY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES

The Fund's Board of Directors has adopted the following procedures with respect to proxy voting by the Fund.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The Board has delegated the authority to vote proxies of companies held in the Fund's portfolio to Alcentra NY, LLC ("Alcentra NY"), the Fund's sub-investment adviser, as described below. BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") serves as the Fund's investment adviser.

In addition, the Board has adopted Alcentra NY's proxy voting procedures pursuant to which proxies of companies held in the Fund's portfolio will be voted.

Proxy Voting Operations

The Fund has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. Each fund in the BNY Mellon Family of Funds bears an equal share of ISS's fees in connection with the proxy voting and related services that ISS provides in respect of the funds.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Fund owns shares of another registered investment company (an "Acquired Fund"), the Fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Policies and Procedures; Oversight

The Fund's Chief Compliance Officer is responsible for confirming that Alcentra NY has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Fund's proxies are voted in the best interest of the Fund. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Fund is monitored to ensure compliance with Alcentra NY's procedures, such as by sampling votes cast for the Fund, including routine proposals as well as those that require more analysis, to determine whether they complied with Alcentra NY's Proxy Voting Procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the Board on the Fund's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Fund is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.im.bnymellon.com. The Fund has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

SUMMARY OF ALCENTRA'S PROXY VOTING POLICY AND PROCEDURES

Scope

This Policy applies to all strategies across Alcentra NY, LLC ("Alcentra" or the "Firm").

Alcentra generally will not be called upon to vote proxies for its syndicated loan and direct lending investments because of the nature of the instruments involved in the investment strategy (i.e. loans rather than securities). An exception is when Alcentra may hold loan investments which could be converted to voting securities.

Proxy votes are also not generally conducted for corporate bonds. In addition, proxy votes may take place from time to time on structured credit investments where our fund holds the equity tranche.

Purpose

When engaged by a client to provide discretionary advisory services, Alcentra is typically delegated the responsibility to vote on matters considered at portfolio companies' shareholder meetings, usually by means of a proxy ballot ("proxy voting").

In these instances, Alcentra has a duty to monitor corporate events and to vote proxies in the best interest of its client and not subrogate the interests of its clients to its own interests. This generally means voting with a view toward enhancing the economic value of the investment. In the case of social and political responsibility issues that, in Alcentra's opinion, do not primarily involve financial considerations, it is the Firm's objective to support shareholder proposals that the Firm believes promote good corporate citizenship while enhancing long-term shareholder value.

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when the Firm is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Regulatory Context

The SEC has taken the position that proxy voting is only required where the adviser exercises discretion over advisory assets and the adviser's contract is silent on proxy voting responsibilities or specifically provides that the adviser will vote proxies.

The Department of Labor's (the "DOL") ERISA rules require an adviser to vote proxies for ERISA clients unless the plan administrator or other fiduciary has expressly precluded such responsibilities.

For most other clients, unless another service provider is delegated proxy voting responsibilities, the adviser's role as an adviser with investment discretion would include proxy voting responsibilities.

Alcentra NY, Advisers Act Requirements

In line with the requirements of Rule 206(4) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), it is Alcentra's policy to:

•	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of the adviser's clients;
•	Disclose to clients via the Form ADV Part 2A how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients via Form ADV Part 2A the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Alcentra NY, ERISA Requirements

Following from the DOL's guidance on proxy voting in respect of ERISA pension plan funds, it is Alcentra policy to:

•	Clearly delineate responsibility for voting between Alcentra NY and the trustee or other plan fiduciary that appointed Alcentra NY, possibly through the investment management agreement.
•	Take reasonable steps to ensure that it has received all proxies for which it has voting authority and implemented appropriate reconciliation procedures.
•	In voting, act prudently and solely in the interests of pension plan participants and beneficiaries. In so doing we consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. However, other DOL pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.
•	The plan administrator will periodically monitor Alcentra's voting activities, and both the client's monitoring activities and Alcentra's voting activities (including the votes cast in each particular case) must be documented.

Voting

Alcentra reviews the circumstances for each vote to determine which stance would best serve its clients and votes accordingly. Alcentra votes and documents its vote as follows:

•	A Voting File has been established to document how Alcentra NY voted on each proxy vote.
•	While Alcentra expects to vote all identical client proxies in the same manner across each client account, the relevant Portfolio Manager or Investment Committee may vote certain client accounts differently than others if it is determined that it is in the best interest of the respective clients to do so.
•	Alcentra Portfolio Manager or Investment Committee for the particular Investment Vehicle, or designee, will decide, on a case-by-case, how each vote should be cast in order to best serve the interest of each respective client.
•	A record noting the details of the vote, as well as an assessment as to whether a material conflict of interest exists, is maintained in the Voting File.
•	Copies of actual voting records will be maintained.

Non-Voting of Proxies

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when the Firm is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts of Interest

While Alcentra does not anticipate that it will regularly face a material conflict of interest in the exercise of its voting responsibilities, Alcentra has developed a Proxy Voting Form that has been designed to identify and document conflicts of interest. Based on the responses to the Form, the Portfolio Manager or designee will determine if there is any actual or perceived conflict of interest. If a conflict exists, the Portfolio Manager or designee will determine whether the conflict is "material" based on the nature of the business or personal relationship, the specific proxy proposal and such other factors or criteria as the Portfolio Manager or designee determine are relevant.

In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the Portfolio Manager or designee may consult with others as appropriate. Employees involved in the decision making process or administration of proxy votes are prohibited from revealing how Alcentra intends to vote on a proposal in order to reduce any attempted influence from interested parties.

If a material conflict of interest is found to exist, the Chief Investment Officer and Chief Compliance Officer will be consulted to ensure that the vote is cast in a manner that is in the best interest of the client(s). Alcentra may seek an independent third party to recommend how to vote the proposal. Such recommendation may be based on the third party's predetermined voting policies (so long as the subject matter of the proposal is specifically addressed in the guidelines) or independent research conducted by the third party.

In an effort to minimize the appearance that certain relationships or situations may inappropriately influence its voting decisions, Alcentra has determined that when presented with the opportunity to vote on shareholder proposals issued by an "Affiliated Fund" (for purposes of this policy, any pooled investment vehicle that is sponsored by a subsidiary of BNY Mellon shall be considered an "Affiliated Fund"), it will vote in the same proportion as all other voting shareholders of such Affiliated Fund ("echo voting"). If "echo voting" is not operationally feasible, the vote recommendations of an independent third party shall be applied. The independent third party shall be ISS, if available, or Glass Lewis & Co. ("Glass Lewis"), if ISS is not available.

Notwithstanding the foregoing, Alcentra also may resolve any material conflict in such other manner as Alcentra believes is in the best interest of the client.

Record Keeping

In line with the record-keeping requirements in Rule 204-2 under the Advisers Act, it is Alcentra policy to maintain the following books and records:

•	Copies of the adviser's proxy voting policies and procedures
•	A copy of each proxy statement that the adviser receives regarding client securities. Advisers may rely upon third-party service providers to maintain such records. For example, if an adviser uses a third-party proxy voting service to vote client proxies, that company may maintain copies of the proxy statements on behalf of the adviser. The proxy voting service must agree to provide the statements to the adviser promptly upon request. Alternatively, the adviser could rely upon obtaining a copy of a proxy statement from the SEC's EDGAR system.
•	A record of each vote cast by the adviser on behalf of a client. Advisers may rely upon the records maintained by a third-party proxy voting service, if the records can be obtained by the adviser promptly upon request.

•	A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision. For example, some advisers adopt general policies on how they will vote on certain issues.

A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any written or oral request for information regarding how the adviser votes proxies on behalf of the requesting client.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of November 23, 2022, the date of the filing of this report:

Chris Barris, Kevin Cronk, CFA, and Ross Curran are the fund's primary portfolio managers, positions they have held since the Fund's inception.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's ("Standish") high yield business, and is the Acting Chief Investment Officer of Liquid Credit at Alcentra. He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail funds. Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including U.S. and European bonds and loans. He has considerable experience in credit analysis with over 25 years of investment experience. Mr. Barris joined Standish, formerly an affiliate of BNYM Adviser and Alcentra, in 2005 as a Senior Credit Analyst, and elevated to Director and Senior Portfolio Manager for U.S. and global high yield investments. Mr. Barris joined Standish from State Street Research & Management where he was as a high yield research analyst. Prior to that, he worked for Credit Suisse First Boston (Donaldson, Lufkin & Jenrette) in the leveraged finance group. Mr. Barris has been employed by BNYM Adviser since July 2007. Mr. Barris has an M.B.A. from Columbia Business School and a B.A. from Hamilton College.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish's high yield business, and is a Managing Director and Senior Portfolio Manager and a member of the U.S. Liquid Credit Investment Committee at Alcentra. Mr. Cronk joined Standish in 2011 from Columbia Management, where he worked for 11 years as a high yield analyst and portfolio manager. Prior to that, he worked as a high yield investment associate at Putnam Investments. Mr. Cronk has been employed by BNYM Adviser since July 2012. Mr. Cronk has a B.S. in Business Administration from Creighton University, holds the Chartered Financial Analyst (CFA®) designation, and is a member of the Boston Security Analysts Society.

Mr. Curran joined Alcentra in February 2007 and is a Portfolio Manager for Liquid Credit. Before joining the credit team, he was a vice president in the transaction management team. Prior to joining Alcentra, Mr. Curran spent a year working for SEI Investments where he worked as a fund accountant, calculating net asset values on a variety of complex structures and, prior thereto, worked for Deutsche Bank in Ireland. Mr. Curran holds a Bachelor of Business Studies in Economics and International Finance from Waterford Institute of Technology (Ireland) and qualified as a CFA® in 2011.

(a)(2) The following information is as of September 30, 2022:

Portfolio Managers. The Registrant's investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Director's Board to execute purchases and sales of securities. Chris Barris, Kevin Cronk and Ross Curran are the Registrant's primary portfolio managers. Messrs. Barris, Cronk and Curran are employees of Alcentra.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of September 30, 2022:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Chris Barris	5	$2.3B	5	$511.0M	1	$529.9M
Kevin Cronk	5	$2.3B	5	$511.0M	1	$529.9M
Ross Curran	0		5	$3.6B	1	$529.9M

*As of September 30, 2022, the Fund was not yet operational and is not included in the above-referenced figures.

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of September 30, 2022:

Primary Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon Alcentra Opportunistic Global Credit Income Fund	None
Kevin Cronk	BNY Mellon Alcentra Opportunistic Global Credit Income Fund	None
Ross Curran	BNY Mellon Alcentra Opportunistic Global Credit Income Fund	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, Alcentra's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser's or Alcentra's overall allocation of securities in that offering, or to increase BNYM Investment Adviser's or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser and Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocated to the Fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser or Alcentra. BNYM Investment Adviser and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, BNYM Investment Adviser and Alcentra could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, Alcentra or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment is an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investment in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including BNYM Investment Adviser, Alcentra and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. BNY Mellon has no obligation to provide to BNYM Investment Adviser, Alcentra or the Fund or the effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of BNYM Investment Adviser or Alcentra. Accordingly, BNYM Investment Adviser and Alcentra have informed management of the Fund that in making investment decisions they do not obtain or use material inside information that BNY Mellon or its affiliated may possess with respect to such issuers.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

This fund did not participate in a securities lending program this period.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Alcentra Opportunistic Global Credit Income Fund

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: November 21, 2022

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: November 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)